UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	08/31
Date of reporting period:	08/31/2009

The following Form N-CSR relates only to Dreyfus Core Equity Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different Form N-CSR reporting requirements. A separate Form N-CSR will be filed for those series, as appropriate.

FORM N-CSR

Item 1.	Reports to Stockholders.

[INSERT REPORT HERE]

Dreyfus
Core Equity Fund

ANNUAL REPORT August 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

17	Financial Highlights

21	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Important Tax Information

33	Board Members Information

35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Core Equity Fund, covering the 12-month period from September 1, 2008, through August 31, 2009.

At long last, the current recession cycle appears to be winding down. After generally slumping since December 2007, we expect U.S. economic growth to pick up during the third quarter of 2009. Highly stimulative monetary and fiscal policies domestically and throughout the world, combined with the low cost of debt and equity capital compared to historical norms, already have sparked a rebound in industrial production as manufacturers replenish their depleted inventories. However, we continue to anticipate a slower-than-average recovery, with the unemployment rate likely to remain elevated over the next several quarters.

The U.S.stock market anticipated the economic upturn with a sustained market rally that began in early March 2009. Although the rebound initially was concentrated primarily among lower-quality stocks that had been severely punished in the downturn, it later broadened to include virtually all economic sectors and capitalization ranges. While we are encouraged by the market’s recent strength, we remain concerned that improving investor sentiment may have exceeded the revival of business fundamentals. Accordingly, we continue to believe that careful selectivity and risk management will be keys to success in the financial markets over the foreseeable future. As always, we urge you to speak with your financial adviser about the potential opportunities and obstacles in today’s investment environment.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through August 31, 2009, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended August 31, 2009, Dreyfus Core Equity Fund’s Class A shares produced a total return of –16.33%, Class B shares returned –16.96%, Class C shares returned –16.96% and Class I shares returned –16.11%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a –18.25% total return.2

A severe recession and banking crisis sent stock prices sharply lower over the first half of the reporting period, but a rally over the second half offset a substantial portion of earlier losses. The fund produced higher returns than its benchmark, as its focus on high-quality companies helped cushion the impact of the bear market.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Equity Markets Plunged, Then Rebounded Sharply

The U.S. stock market endured a year of extreme volatility. In the fall of 2008, the failures of several major financial institutions nearly led to the collapse of the global banking system. Meanwhile, rising unemployment, plunging housing prices and depressed consumer confidence exacerbated the most severe economic downturn since the 1930s. These influences fueled a bear market that drove stock market averages to multi-year lows.

However, market sentiment suddenly began to improve in early March 2009, as aggressive remedial measures adopted by government and monetary authorities appeared to be working. Evidence of economic stabilization later appeared, sparking a sustained market rally that lasted through the reporting period’s end.The rebound was especially robust among smaller, more speculative stocks and economically sensitive industry groups, suggesting to us that bargain hunters were taking advantage of beaten-down stock prices rather than responding to improving fundamentals.

Defensive Investment Posture Cushioned Declines

The fund modestly outperformed its benchmark despite lagging results from blue-chip companies during the market rally in the second half of the reporting period.

An overweighted position in the energy sector,particularly the large integrated oil producers such as Exxon Mobil, Chevron and ConocoPhillips, also helped support the fund’s relative performance, as such companies carried little debt and were diversified across international markets and the entire energy supply chain.The traditionally defensive consumer staples area also fared relatively well, with market leaders such as Coca-Cola, Nestle, McDonald’s and Walgreens retaining more value than most companies in the downturn. Finally, we reduced the fund’s exposure to the financials sector early in the reporting period, enabling it to avoid some of the turmoil affecting large financial institutions.

The fund achieved less favorable results among health care companies, primarily due to underweighted exposure to the sector. In addition, disappointing stock selections during the reporting period included medical devices maker Medtronic and pharmaceutical developer Abbott Laboratories, which were affected by political uncertainty sur-

rounding health care reform. Our stock selection strategy also proved relatively ineffective in the consumer discretionary sector, where The McGraw-Hill Cos. was hurt by a slump in textbook sales and the effects of lower securities issuance volumes on its financial unit. Media conglomerate News Corp. suffered from lower advertising revenues, and retailer Target encountered deteriorating sales.

Changes to the fund’s holdings during the reporting period included the additions of medical products supplier Becton, Dickinson & Co. and diabetes drug specialist Novo Nordisk.We eliminated positions in Citigroup and Ameriprise Financial during the financial crisis, and beer giant Anheuser-Busch was acquired by another company.We also sold the fund’s position in Emerson Electric due to recession-related concerns. We sold Eli Lilly & Co. due to concerns regarding its development pipeline.

Focusing on Quality

Although we already have seen some stabilization of the U.S. economy, a number of headwinds remain, including tight consumer credit conditions and high unemployment. Therefore, we expect an economic recovery to be relatively muted, and we have retained our focus on multinational companies with strong balance sheets, healthy cash flows, attractive valuations and growing dividends.

September 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an undertaking in effect through January 1, 2011. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3	Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Core Equity Fund Class A shares and the Standard & Poor’s 500 Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Core Equity Fund on 8/31/99 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. Performance for Class B, Class C and Class I shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/09

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	9/30/98	–21.12%	–1.18%	–1.48%
without sales charge	9/30/98	–16.33%	0.00%	–0.89%
Class B shares
with applicable redemption charge †	4/15/02	–20.28%	–1.14%	–1.15%†††,††††
without redemption	4/15/02	–16.96%	–0.75%	–1.15%†††,††††
Class C shares
with applicable redemption charge ††	4/15/02	–17.79%	–0.75%	–1.45%†††
without redemption	4/15/02	–16.96%	–0.75%	–1.45%†††
Class I shares	4/15/02	–16.11%	0.56%	–0.55%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C and I shares of the fund represent the performance of the fund’s Class A shares for periods prior to April 15, 2002 (the inception date for Class B, C and I shares), adjusted to reflect the applicable sales load for that class.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from March 1, 2009 to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 7.33	$ 11.69	$ 11.69	$ 5.93
Ending value (after expenses)	$1,325.50	$1,319.70	$1,319.90	$1,328.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 6.36	$ 10.16	$ 10.16	$ 5.14
Ending value (after expenses)	$1,018.90	$1,015.12	$1,015.12	$1,020.11

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for
Class C and 1.01% for Class I Shares, multiplied by the average account value over the period, multiplied by
184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS August 31, 2009

Common Stocks—97.7%	Shares	Value ($)

Consumer Discretionary—7.3%
McDonald’s	55,000	3,093,200
McGraw-Hill	78,500	2,638,385
News, Cl. A	185,200	1,985,344
Target	45,000	2,115,000
		9,831,929
Consumer Staples—31.2%
Altria Group	160,000	2,924,800
Coca-Cola	150,000	7,315,500
Estee Lauder, Cl. A	29,000	1,039,650
Nestle, ADR	150,125	6,222,681
PepsiCo	80,000	4,533,600
Philip Morris International	160,000	7,313,600
Procter & Gamble	102,000	5,519,220
Wal-Mart Stores	45,000	2,289,150
Walgreen	135,000	4,573,800
Whole Foods Market	15,000 [a,b]	436,200
		42,168,201
Energy—21.1%
Chevron	84,000	5,874,960
ConocoPhillips	70,000	3,152,100
Exxon Mobil	125,560	8,682,474
Halliburton	50,000	1,185,500
Occidental Petroleum	40,000	2,924,000
Patriot Coal	2,400 [b]	21,264
Peabody Energy	12,000	392,160
Royal Dutch Shell, ADR	50,000	2,773,500
Total, ADR	45,000	2,577,150
Transocean	12,243 [b]	928,509
		28,511,617
Financial—6.0%
American Express	32,500	1,099,150
Bank of America	95,000	1,671,050
HSBC Holdings, ADR	49,583 [a]	2,673,516
JPMorgan Chase & Co.	60,500	2,629,330
		8,073,046

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care—10.7%
Abbott Laboratories	70,000	3,166,100
Becton, Dickinson & Co.	13,000	905,060
Johnson & Johnson	90,000	5,439,600
Medtronic	30,000	1,149,000
Merck & Co.	70,000	2,270,100
Novo Nordisk, ADR	25,000	1,525,250
		14,455,110
Industrials—4.7%
Caterpillar	27,000 [a]	1,223,370
General Dynamics	11,000	651,090
General Electric	204,000	2,835,600
United Technologies	27,000	1,602,720
		6,312,780
Information Technology—14.5%
Apple	25,000 [b]	4,205,250
Automatic Data Processing	30,000	1,150,500
Cisco Systems	100,000 [b]	2,160,000
Intel	325,000	6,604,000
Microsoft	100,000	2,465,000
QUALCOMM	25,000	1,160,500
Texas Instruments	75,000	1,844,250
		19,589,500
Materials—2.2%
Freeport-McMoRan Copper & Gold	14,000	881,720
Praxair	25,000	1,915,500
Rio Tinto, ADR	1,000	155,160
		2,952,380
Total Common Stocks
(cost $119,201,337)		131,894,563

Other Investment—2.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,021,000)	3,021,000 [c]	3,021,000

Investment of Cash Collateral
for Securities Loaned—1.9%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $2,515,364)	2,515,364 [c]	2,515,364

Total Investments (cost $124,737,701)	101.8%	137,430,927
Liabilities, Less Cash and Receivables	(1.8%)	(2,454,725)
Net Assets	100.0%	134,976,202

ADR—American Depository Receipts

a All or a portion of these securities are on loan. At August 31, 2009, the total market value of the fund’s securities on loan is $2,416,708 and the total market value of the collateral held by the fund is $2,515,364.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Consumer Staples	31.2	Financial	6.0
Energy	21.1	Industrials	4.7
Information Technology	14.5	Money Market Investments	4.1
Health Care	10.7	Materials	2.2
Consumer Discretionary	7.3		101.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $2,416,708)—Note 1(b):
Unaffiliated issuers	119,201,337	131,894,563
Affiliated issuers	5,536,364	5,536,364
Cash		99,979
Dividends and interest receivable		406,751
Receivable for shares of Capital Stock subscribed		59,887
		137,997,544
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		183,653
Liability for securities on loan—Note 1(b)		2,515,364
Payable for shares of Capital Stock redeemed		321,295
Accrued expenses		1,030
		3,021,342
Net Assets ($)		134,976,202
Composition of Net Assets ($):
Paid-in capital		122,817,993
Accumulated undistributed investment income—net		1,677,978
Accumulated net realized gain (loss) on investments		(2,212,995)
Accumulated net unrealized appreciation
(depreciation) on investments		12,693,226
Net Assets ($)		134,976,202

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	66,857,443	7,237,688	60,122,828	758,243
Shares Outstanding	5,132,380	562,029	4,701,385	57,111
Net Asset Value Per Share ($)	13.03	12.88	12.79	13.28

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $69,629 foreign taxes withheld at source):
Unaffiliated issuers	3,852,307
Affiliated issuers	13,574
Income from securities lending	21,750
Total Income	3,887,631
Expenses:
Management fee—Note 3(a)	1,358,035
Distribution and service fees—Note 3(b)	785,890
Directors’ fees and expenses—Note 3(a)	9,951
Loan commitment fees—Note 2	3,791
Interest expense—Note 2	155
Total Expenses	2,157,822
Less—reduction in management fee
due to undertaking—Note 3(a)	(123,368)
Less—Directors’ fees reimbursed
by the Manager—Note 3(a)	(9,951)
Net Expenses	2,024,503
Investment Income—Net	1,863,128
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(874,220)
Net unrealized appreciation (depreciation) on investments	(27,318,085)
Net Realized and Unrealized Gain (Loss) on Investments	(28,192,305)
Net (Decrease) in Net Assets Resulting from Operations	(26,329,177)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2009[a]	2008

Operations ($):
Investment income—net	1,863,128	1,444,289
Net realized gain (loss) on investments	(874,220)	1,690,372
Net unrealized appreciation
(depreciation) on investments	(27,318,085)	(18,613,915)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(26,329,177)	(15,479,254)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(805,844)	(981,299)
Class B Shares	(8,384)	(126,290)
Class C Shares	(271,640)	(335,591)
Class I Shares	(1,698)	(1,529)
Class T Shares	(14,028)	(29,606)
Net realized gain on investments:
Class A Shares	—	(944,029)
Class B Shares	—	(392,880)
Class C Shares	—	(856,619)
Class I Shares	—	(1,199)
Class T Shares	—	(36,840)
Total Dividends	(1,101,594)	(3,705,882)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	26,409,839	12,941,924
Class B Shares	579,960	569,932
Class C Shares	21,766,961	11,366,945
Class I Shares	744,471	53,009
Class T Shares	76,712	115,040

	Year Ended August 31,

	2009[a]	2008

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	616,759	1,462,847
Class B Shares	5,904	384,578
Class C Shares	108,921	554,976
Class I Shares	1,698	2,728
Class T Shares	10,794	57,889
Cost of shares redeemed:
Class A Shares	(21,394,495)	(20,100,069)
Class B Shares	(11,547,362)	(11,246,874)
Class C Shares	(14,990,265)	(16,803,154)
Class I Shares	(209,088)	(27,280)
Class T Shares	(1,306,277)	(1,562,665)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	874,532	(22,230,174)
Total Increase (Decrease) in Net Assets	(26,556,239)	(41,415,310)
Net Assets ($):
Beginning of Period	161,532,441	202,947,751
End of Period	134,976,202	161,532,441
Undistributed investment income—net	1,677,978	916,444

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2009[a]	2008

Capital Share Transactions:
Class Ab,c
Shares sold	2,263,047	773,885
Shares issued for dividends reinvested	55,068	84,276
Shares redeemed	(1,817,338)	(1,200,427)
Net Increase (Decrease) in Shares Outstanding	500,777	(342,266)
Class Bb
Shares sold	50,689	34,254
Shares issued for dividends reinvested	530	22,438
Shares redeemed	(977,510)	(686,273)
Net Increase (Decrease) in Shares Outstanding	(926,291)	(629,581)
Class C
Shares sold	1,897,606	687,579
Shares issued for dividends reinvested	9,848	32,455
Shares redeemed	(1,294,554)	(1,025,733)
Net Increase (Decrease) in Shares Outstanding	612,900	(305,699)
Class I
Shares sold	64,426	3,217
Shares issued for dividends reinvested	149	155
Shares redeemed	(16,273)	(1,541)
Net Increase (Decrease) in Shares Outstanding	48,302	1,831
Class Tc
Shares sold	6,585	7,005
Shares issued for dividends reinvested	970	3,362
Shares redeemed	(118,148)	(90,990)
Net Increase (Decrease) in Shares Outstanding	(110,593)	(80,623)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended August 31, 2009, 336,666 Class B shares representing $4,029,035 were automatically converted to 332,824 Class A shares and during the period ended August 31, 2008, 100,671 Class B shares representing $1,610,683 were automatically converted to 99,003 Class A shares.
c On the close of business on February 4, 2009, 92,591 Class T shares representing $1,000,911 were converted to
91,712 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.81	17.56	15.94	14.81	13.95
Investment Operations:
Investment income—net[a]	.23	.20	.18	.17	.20
Net realized and unrealized
gain (loss) on investments	(2.84)	(1.54)	1.63	1.08	.82
Total from Investment Operations	(2.61)	(1.34)	1.81	1.25	1.02
Distributions:
Dividends from investment income—net	(.17)	(.21)	(.19)	(.12)	(.16)
Dividends from net realized
gain on investments	—	(.20)	—	—	—
Total Distributions	(.17)	(.41)	(.19)	(.12)	(.16)
Net asset value, end of period	13.03	15.81	17.56	15.94	14.81
Total Return (%)[b]	(16.33)	(7.86)	11.39	8.45	7.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.35	1.36	1.35
Ratio of net expenses
to average net assets	1.25	1.25	1.25	1.30	1.35
Ratio of net investment income
to average net assets	1.90	1.19	1.07	1.13	1.39
Portfolio Turnover Rate	6.99	8.27	5.10	.88	3.89
Net Assets, end of period ($ x 1,000)	66,857	73,223	87,341	85,054	95,660

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.52	17.24	15.65	14.62	13.76
Investment Operations:
Investment income—net[a]	.13	.07	.05	.06	.09
Net realized and unrealized
gain (loss) on investments	(2.76)	(1.53)	1.60	1.05	.82
Total from Investment Operations	(2.63)	(1.46)	1.65	1.11	.91
Distributions:
Dividends from investment income—net	(.01)	(.06)	(.06)	(.08)	(.05)
Dividends from net realized
gain on investments	—	(.20)	—	—	—
Total Distributions	(.01)	(.26)	(.06)	(.08)	(.05)
Net asset value, end of period	12.88	15.52	17.24	15.65	14.62
Total Return (%)[b]	(16.96)	(8.60)	10.56	7.60	6.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.10	2.11	2.10
Ratio of net expenses
to average net assets	2.00	2.00	2.00	2.05	2.10
Ratio of net investment income
to average net assets	1.12	.45	.32	.38	.64
Portfolio Turnover Rate	6.99	8.27	5.10	.88	3.89
Net Assets, end of period ($ x 1,000)	7,238	23,104	36,510	40,222	47,455

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended August 31,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.49	17.21	15.64	14.61	13.76
Investment Operations:
Investment income—net[a]	.13	.07	.05	.06	.09
Net realized and unrealized
gain (loss) on investments	(2.77)	(1.51)	1.59	1.05	.81
Total from Investment Operations	(2.64)	(1.44)	1.64	1.11	.90
Distributions:
Dividends from investment income—net	(.06)	(.08)	(.07)	(.08)	(.05)
Dividends from net realized
gain on investments	—	(.20)	—	—	—
Total Distributions	(.06)	(.28)	(.07)	(.08)	(.05)
Net asset value, end of period	12.79	15.49	17.21	15.64	14.61
Total Return (%)[b]	(16.96)	(8.59)	10.60	7.60	6.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.10	2.11	2.10
Ratio of net expenses
to average net assets	2.00	2.00	2.00	2.05	2.10
Ratio of net investment income
to average net assets	1.15	.45	.32	.38	.63
Portfolio Turnover Rate	6.99	8.27	5.10	.88	3.89
Net Assets, end of period ($ x 1,000)	60,123	63,332	75,646	64,230	72,062

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class I Shares	2009	2008	2007[a]	2006	2005

Per Share Data ($):
Net asset value, beginning of period	16.12	17.90	16.24	15.06	13.97
Investment Operations:
Investment income—net[b]	.25	.25	.23	.22	.26
Net realized and unrealized
gain (loss) on investments	(2.88)	(1.58)	1.66	1.09	1.03
Total from Investment Operations	(2.63)	(1.33)	1.89	1.31	1.29
Distributions:
Dividends from investment income—net	(.21)	(.25)	(.23)	(.13)	(.20)
Dividends from net realized
gain on investments	—	(.20)	—	—	—
Total Distributions	(.21)	(.45)	(.23)	(.13)	(.20)
Net asset value, end of period	13.28	16.12	17.90	16.24	15.06
Total Return (%)	(16.11)	(7.63)	11.69	8.72	9.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.12	1.11	1.10	1.11	1.10
Ratio of net expenses
to average net assets	1.01	1.00	1.00	1.05	1.10
Ratio of net investment income
to average net assets	2.09	1.46	1.33	1.41	1.79
Portfolio Turnover Rate	6.99	8.27	5.10	.88	3.89
Net Assets, end of period ($ x 1,000)	758	142	125	122	103

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to achieve long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

Effective December 1, 2008, the name of the fund changed from “Dreyfus Premier Core Equity Fund” to “Dreyfus Core Equity Fund.”

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers, including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front end

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in ClassT of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

In April 2009, the Financial Accounting Standard Board (“FASB”) issued FASB Staff Position 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”) and is effective for interim and annual periods ending after June 15, 2009. FSP 157-4 provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. FSP 157-4 requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessar ily an indication of the risk associated with investing in those securities

The following is a summary of the inputs used as of August 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	115,967,306	—	—	115,967,306
Equity Securities—
Foreign†	9,704,576	6,222,681	—	15,927,257
Mutual Funds	5,536,364	—	—	5,536,364
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	—	—	—	—

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2009, The Bank of New York Mellon earned $9,321, from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,677,978, accumulated capital losses $2,212,995 and unrealized appreciation $12,693,226.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal period ended August 31, 2009 and August 31, 2008 were as follows: ordinary income $1,101,594 and $1,474,761 and long-term capital gains $0 and $2,231,121, respectively.

NOTE 2—Bank Lines of Credit:

Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2009 was approximately $8,900 with a related weighted average annualized interest rate of 1.74%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets.A portion of the fund’s management fee, in the amount of .10% of the fund’s average daily net assets, has been waived from February 7, 2006 until January 1, 2011. From February 7, 2006 to August 3, 2009, Sarofim & Co. waived receipt of that portion of its sub-investment advisory fee, which was paid by Dreyfus out of its management fee received from the fund. Dreyfus, in turn, passed that waiver unto the fund. From August 3, 2009 until January 1, 2011, Dreyfus will waive receipt of that portion of its management fee in lieu of Sarofim & Co.’s waiver.The reduction in management fee, pursuant to the undertaking, amounted to $123,368 during the period ended August 31, 2009. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and are reimbursed for travel and out of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors. Prior to August 3, 2009, pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus had agreed to pay Sarofim & Co. an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly. Effective August 3, 2009, Dreyfus has agreed to pay Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended August 31, 2009, the Distributor retained $89,106 from commissions earned on sales of the fund’s Class A shares and $42,712 and $90,672 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C pay and Class T shares paid the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended August 31, 2009, Class A, Class B, Class C and Class T shares were charged $147,515, $85,160, $391,513 and $1,405, respectively, pursuant to their respective Plans. During the period ended August 31, 2009, Class B, Class C and Class T shares were charged $28,387, $130,505 and $1,405, respectively, pursuant to the Service Plan.

Under their terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $124,482, Rule 12b-1 distribution plan fees $56,368 and shareholder services plan fees $14,120, which are offset against an expense reimbursement currently in effect in the amount of $11,317.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2009, amounted to $8,494,640 and $8,933,987, respectively.

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended August 31, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

At August 31, 2009, the cost of investments for federal income tax purposes was $124,737,701; accordingly, accumulated net unrealized appreciation on investments was $12,693,226, consisting of $27,121,889 gross unrealized appreciation and $14,428,663, gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through October 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Core Equity Fund (the “Fund”) (formerly Dreyfus Premier Core Equity Fund), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Core Equity Fund as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York October 29, 2009

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2009 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,101,594 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 166
———————
James M. Fitzgibbons (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• Bill Barrett Company, an oil and gas exploration company, Director
No. of Portfolios for which Board Member Serves: 32
———————
Kenneth A. Himmel (63)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO,Related Urban Development,a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 32
———————
Stephen J. Lockwood (62)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 32

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Roslyn M. Watson (59)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
Other Board Memberships and Affiliations:
• American Express Bank, FSB, Director
• The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
• National Osteoporosis Foundation,Trustee
• SBLI-USA, Director
No. of Portfolios for which Board Member Serves: 32
———————
Benaree Pratt Wiley (63)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
• President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
• Blue Cross Blue Shield of Massachusetts, Director
• Commonwealth Institute, Director
• Efficacy Institute, Director
• PepsiCo African-American, Chair of Advisory Board
• The Boston Foundation, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
No. of Portfolios for which Board Member Serves: 55
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
J.Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,020 in 2008 and $28,580 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,210 in 2008 and $4,300 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,235 in 2008 and $2,370 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,532,612 in 2008 and $3,557,000 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 28, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	October 28, 2009

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]